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                                                           [ANDERSEN LETTERHEAD]


                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this Form S-4 registration statement of our report dated January 24, 2002 included herein (in Weirton Steel Corporation's Form 10-K for the year ended December 31, 2001) and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP


Pittsburgh, Pennsylvania,
  March 11, 2002